EXHIBIT 99.1

EMS FIND, INC.

Audited

December 31, 2014

PCAOB Registered Auditors – www.sealebeers.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

EMS Factory, Inc.

We have audited the accompanying balance sheets of EMS Factory, Inc. as of December 31, 2014 and 2013, and the related statements of operations, stockholders’ equity (deficit), and cash flows for each of the years in the two-year period ended December 31, 2014.  EMS Factory, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EMS Factory, Inc. as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Seale and Beers, CPAs

Seale and Beers, CPAs

Las Vegas, Nevada

July 21, 2015

EMS Factory, Inc.
Balance Sheets
For The Years Ended December 31, 2014 and December 31, 2013

ASSETS
	As of	As of
	December 31,	December 31,
	2014	2013
Current Assets
Cash	$168	$818
Accounts Receivable	6,980	20,933
Total Current Assets	7,148	21,751

Other Assets
Fixed Assets	70,390	70,390
Accumulated Depreciation	(37,806)	(23,928)
Intangible Assets	2,500	2,500
Accumulated Amortization	(597)	(431)
Other Assets	34,487	48,531

TOTAL ASSETS	$41,635	$70,282

LIABILITIES & STOCKHOLDERS' DEFECIT

Short Term Liabilities
Accounts payable	$-	$-
Due to officers	-	30
Payroll liabilities	-	535
Total Short Term Liabilities	-	565

TOTAL LIABILITIES	$-	$565

Stockholders' Deficit
Common stock, no par value, ( 100 shares authorized
100 and 100 shares issued and outstanding
as of December 31, 2014 and December 31, 2013)	2,000	2,000

Retained Earnings	39,635	67,718

Total Stockholders' Deficit	41,635	69,718
TOTAL LIABILITIES &
STOCKHOLDERS' DEFICIT	41,635	70,283

The accompanying notes are an integral part of these financial statements.

EMS FACTORY, INC
Statements of Operations
For The years Ended December 31, 2014 December 31, 2013

	December 31,	December 31,
	2014	2013
Revenues
Gross Sales	$264,672	$290,910
Cost of sales	170,879	183,815

Net Sales	93,793	107,095.28

Costs and Expenses
Executive compensation	7,336	2,945
Depreciation & amortization	14,045	13,158
General & administrative	29,033	51,977

Total Expenses	50,414	68,080

Income (Loss) From Operations	43,379	39,016

Other Income & (Expenses)
Interest expense	-	-
Debt write off	-	37,350

Total Other Income & (Expenses)	-	-

Net Income	43,379	76,366
Net Income (Loss)	$43,379	$76,366

Basic Earnings (Loss) per share	$434	$763.66

Weighted average number of	100	100
common shares outstanding

Diluted Earnings (Loss) per share	$434	$763.66

Weighted average number of
common shares outstanding	100	100

The accompanying notes are an integral part of these financial statements.

EMS Factory, Inc.
Consolidated Statement of Changes in Stockholders' Equity
For The Years Ended December 31, 2014 and December 31, 2013

.		Common	Common	Additional	Accumulated
		Stock	Stock	Paid-in	Deficit	Total
			Amount	Capital

	Beginning Balance	100	$2,000	-	$28,702	$30,702

	Member Draw				(37,350)	(37,350)
	Net Income December 31, 2013				76,366	76,366

	Balance, December 31, 2013	100	2,000		67,718	69,718

	Member Draw				(71,462)	(71,462)
	Net Income from December 31, 2014				43,379	43,379

	Balance, December 31, 2014	100	2,000	-	39,635	41,635

The accompanying notes are an integral part of these financial statements.

EMS Factory, Inc.
Consolidated Statements of Cash Flows
For The Years Ended December 31, 2014 and December 31, 2013

	December 31,	December 31,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$43,379	$76,366
Depreciation expense	14,045	13,158
Change in accounts receivable	13,953	(6,074)
Change in notes payables		(37,350)
Change in due to officers	(30)	30
Change in accounts payable	(535)	(3,643)
Net cash provided by (used in) operating activities	70,812	42,486

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed Assets	$-	$(8,780)
Net cash provided by (used in) investing activities	-	(8,780)

CASH FLOWS FROM FINANCING ACTIVITIES
Distribution	$(71,462)	$(37,350)

Net cash provided by (used in) financing activities	(71,462)	(37,350)

Net increase (decrease) in cash	(650)	(3,644)
Cash at beginning of period	818	4,462
Cash at end of period	$168	$818

SUPPLEMENTAL DISCLOSURES OF CASH FLOW

NON-CASH ACTIVITIES
Gain on debt forgiveness	$-	$37,500
Total non-cash activities	$-	$37,500

The accompanying notes are an integral part of these financial statements.

EMS FACTORY, INC.NOTES TO

FINANCIAL STATEMENTS

(Audited)

NOTE 1 – NATURE OF BUSINESS

EMS Factory, Inc. (the Company) was incorporated on June 26, 2011, under the laws of the State of Pennsylvania.

The accompanying financial statements of EMS Factory, Inc. have been prepared in accordance with Securities and Exchange Commission (“SEC”) requirements for financial statements. Therefore, they include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. The financial statements should be read in conjunction with the Form 10-k of the Company for the period ended December 31, 2014.

The financial statements include the accounts of the Company. The financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Use of Estimates.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Because of the use of estimates inherent in the financial reporting process, actual results could differ significantly from those estimates.

Cash and Cash Equivalents.

The Company maintains cash balances in non-interest-bearing accounts that currently do not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The Company had cash balances of $168 and $818 as of December, 31, 2014 and December, 31, 2013 respectively.

Revenue Recognition

Our revenue is derived from the service revenue from Ambulance transportation services

The Company's revenue recognition policy is in accordance with the requirements of Staff Accounting Bulletin ("SAB") No. 104, Revenue Recognition ("SAB 104"), and other applicable revenue recognition guidance under US GAAP. Sales revenue is recognized for our retail and wholesale customers when: (i) persuasive evidence of a sales arrangement exists, (ii) the sales terms are fixed or determinable, (iii) title and risk of loss have transferred, and (iv) collectability is reasonably assured — generally when products are shipped to the customer and services are rendered, except in situations in which title passes upon receipt of the products by the customer. In this case, revenues are recognized upon services rendered.

Income Taxes

The Company accounts for income taxes using the asset and liability method. Deferred income taxes are recognized by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which future realization is uncertain.

Property and Equipment

Property and equipment consists of Ambulances and medical equipment and are stated at cost. Ambulance and Medical equipment is depreciated using the straight-line method over the estimated service life of five years. Maintenance and repairs are expensed as incurred and improvements are capitalized. Gains or losses on the disposition of property and equipment are recorded upon disposal.

Impairment of Long-Lived Assets.

In accordance with Accounting Standards Codification (“ASC”) Topic 360, “Accounting for the Impairment or Disposal of Long-Lived Assets,” long-lived assets such as property and equipment and intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. Recoverability of assets groups to be held and used is measured by a comparison of the carrying amount of an asset group to estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount of an asset group exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of an asset group exceeds fair value of the asset group.

Net Income Per Share.

Basic net income per share is computed by dividing net income by the weighted-average number of outstanding shares of common stock during the period.

Recent Pronouncements.

On November 2014, The Financial Accounting Standards Board (FASB) issued Accounting Standard Update No. 2014-16—Derivatives and Hedging (Topic 815): Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity (a consensus of the FASB Emerging Issues Task Force). The amendments in this Update do not change the current criteria in GAAP for determining when separation of certain embedded derivative features in a hybrid financial instrument is required. That is, an entity will continue to evaluate whether the economic characteristics and risks of the embedded derivative feature are clearly and closely related to those of the host contract, among other relevant criteria. The amendments clarify how current GAAP should be interpreted in evaluating the economic characteristics and risks of a host contract in a hybrid financial instrument that is issued in the form of a share. The effects of initially adopting the amendments in this Update should be applied on a modified retrospective basis to existing hybrid financial instruments issued in the form of a share as of the beginning of the fiscal year for which the amendments are effective. Retrospective application is permitted to all relevant prior periods.

On November 2014, The Financial Accounting Standards Board (FASB) issued Accounting Standard Update No. 2014-17—Business Combinations (Topic 805): Pushdown Accounting (a consensus of the FASB Emerging Issues Task Force). The amendments in this Update provide an acquired entity with an option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. The amendments in this Update are effective on November 18, 2014. After the effective date, an acquired entity can make an election to apply the guidance to future change-in-control events or to its most recent change-in-control event. However, if the financial statements for the period in which the most recent change-in-control event occurred already have been issued or made available to be issued, the application of this guidance would be a change in accounting principle.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements - Going Concern. The new standard requires management of public and private companies to evaluate whether there is substantial doubt about the entity’s ability to continue as a going concern and, if so, disclose that fact. Management will also be required to evaluate and disclose whether its plans alleviate that doubt. The standard requires management to evaluate, for each reporting period, whether there are conditions or events that raise substantial doubt about a company’s ability to continue as a going concern within one year from the date the financial statements are issued. The new standard is effective for annual periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016. Early adoption is permitted. We do not expect the adoption of the ASU to have a significant impact on our consolidated financial statements.

Note 3 Property and Equipment

At December 31, 2014 and 2013,  equipment consisted of the following:

	December 31,	December 31,
	2014	2013

Ambulance/Vehicles	46,960	46,960
Medical Equipment	$23,430	$23,430
Less: Accumulated depreciation	(37,806)	(23,928)
Total equipment, net	$32,584	$46,462

Depreciation and amortization expense for the years ended December 31, 2014 and December 31, 2013 was $14,045 and $13,158 respectively.

NOTE 4 – RELATED PARTY TRANSACTIONS

The Company paid for Mr. Rubakh’s health insurance of $7,336 and $2,945 during the Year Ended December 31, 2014 and December 31, 2013 respectively, which is reflected as Executive compensation in the P&L

As the sole share-holder and Board member of EMS Factory Mr. Rubakh has taken a draw of $71,462 and $37,350 during the Year Ended December 31, 2014 and 2013 respectively.

NOTE 5- Notes Payable

In December 2011 the Company entered into a purchase agreement for couple Ambulances and Medical equipment for $106,000 of this amount the Company issued a non interest bearing note in the amount of $50,650.

At December 31, 2013 the Company received a debt forgiveness for the balance of the note.

NOTE 6 – Common Stock

The Company has 100 Common shares issued and authorized since the day of inception Mr. Rubakh owns 100% of the shares.

NOTE 7 – SUBSEQUENT EVENTS

Beginning 2015 the Company changed its focuses on designing, developing, launching, marketing, investing in and operating software assets mainly in on-demand mobile healthcare sector. The Ems Find Mobile Application is B2B & B2C on-demand platform, designed to connect the health care providers and consumers to a network of medical transport companies throughout the United States and Canada. Industry's first, on-demand mobile application, links health care providers and consumers with the closest medical transportation providers for the benefit of the patients. The platform enables users (hospitals, medical offices, nursing homes, home care agencies and other medical providers) and public to schedule medical transportation in timely and efficient way based on the type of medical transportation which best fits each patients needs. The Ems Find App works on any smart device including smartphones, tablets or laptops. iOS, android and desktop versions will allow users to connect in real time to local and nearby pre-screened medical transportation companies wherever the medical transports are needed and fit the medical, logistical and financial criteria.

On March 23, 2015 the Company issued a note for $30,400 with 10% interest per annum. The note becomes due on October 15, 2015

On March 31, 2015, the Company signed the share exchange agreement with EMS Factory, Inc., a company incorporated under the laws of the State of Pennsylvania (“EMS”), and the shareholder of EMS (the “Selling Shareholder”) pursuant to a share exchange agreement by and among the Company, EMS and the Selling Shareholder. The Company will acquire 100% of the issued and outstanding securities of EMS in exchange for the issuance of 10,000,000 shares of the Company’s Restricted Common Stock, par value $0.001 per share and 500,000 shares of the Company’s Series A Preferred Stock, par value $0.001. The Company received funding commitment of $300,000 over the next one hundred and twenty days, to support the continued development and commercialization of EMS’ technology, in the following manner:

As a result of the Agreement the Selling Shareholder will acquire up to 49% of the voting rights of Company’s currently issued and outstanding shares of common stock.  Upon completion of the

Agreement, EMS will become the wholly-owned subsidiary and the Company acquired the business and operations of EMS.  Further, on the Closing date of the Agreement, Steve Rubakh, shall also be appointed the President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and a Director of the Company, in conjunction with the appointments, Mr. Matveev Anton will resign all of his positions with the Company. The Agreement is to be completed contingent on the successful financial audit of EMS Factory, Inc.

As of June 13, 2015 the Company has received $109,945 of the $300,000 committed funding.